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                                                                 EXHIBIT (10)(a)

                                Amendment No. 2
                                       to
                         The First American Corporation
                            Pension Restoration Plan
                     (As Amended Effective August 1, 2001)

The following amendment is hereby made to The First American Corporation Pension Restoration Plan (effective as of January 1, 1994) (hereinafter referred to as the "Plan"). This amendment is effective as of August 1, 2001, and is made for the purpose of revising the definition of "Member" under the terms of the Plan.

1. Plan section 2.1(b), relating to the definition of "Member," is amended to read in its entirety as follows:


         (b) "Member" means an individual who meets the criteria of either paragraph (1) or (2):

              (1)   An Employee or former Employee who:

                    (a) Was a Participant in the Pension Plan on January 1,
                        1994; and

                    (b) Whose Accrued Benefit under the Pension Plan is limited or reduced under Code section 401(a)(17) or Code
                        section 415; or

              (2)  An Employee or former Employee who:

                   (a) Became an Employee during the 1993 calendar year and elected to participate in the Pension Plan upon initial eligibility;

                   (b)  Was born on or before January 1, 1954; and

                   (c) For the 1994 Plan Year, received Compensation, including pay that would have been considered Compensation if the individual participated in the Plan for the entire Plan Year beginning January 1, 1994, in excess of $150,000.


2. Effective August 1, 2001, all references to the word "Member" that are made in the Plan document shall be deemed to refer to the new definition as set forth in this Amendment No. 2.


3. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.

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In Witness Whereof, the Company has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of _______________, 2001.



                                    The First American Corporation



                                    By:_____________________________

                                         Parker S. Kennedy

                                    Its:  President



                                    By:_____________________________

                                         Mark R Arnesen

                                    Its: Secretary

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